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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  October 20, 1997


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



      DELAWARE                   0-23108              51-0020270
      --------                   -------              ----------
      (State of                (Commission           (IRS Employer
     Organization)             File Number)        Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                       19720
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(Address of principal executive offices)                (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

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ITEM 5.  OTHER EVENTS

         Series 1997-3. On October 20, 1997, the registrant made available to investors a prospectus supplement, dated October 16, 1997, and prospectus, dated October 16, 1997, with respect to the issuance of $650,000,000 aggregate principal amount of Series 1997-3 Floating Rate Class A Credit Card Pass-Through Certificates and $34,211,000 aggregate principal amount of Series 1997-3 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association d/b/a First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, to be dated as of October 23, 1997, for Series 1997-3 between Greenwood Trust Company as Master Servicer, Servicer and Seller and First Bank National Association as Trustee. A copy of the prospectus supplement is attached as Exhibit 99.

ITEM 7.          EXHIBITS

EXHIBIT NO.      DESCRIPTION

Exhibit 99 Prospectus Supplement dated October 16, 1996 with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1997-3.

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Discover Card Master Trust I
                                             (Registrant)


                                           By:  Greenwood Trust Company
                                                (Originator of the Trust)




Date: October 20, 1997                     By:  /s/ Steven L. Mahon
                                                -------------------------------
                                                Steven L. Mahon
                                                Vice President, Bank Operations

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                              INDEX TO EXHIBITS
                              -----------------

Exhibit          Description                                           Page
-------          -----------                                           ----

99               Prospectus Supplement dated October 16, 1997 with      5
                 respect to the Floating 5 Rate Class A Credit Card Pass-Through Certificates and the Floating Rate
                 Class B Credit Card Pass-Through Certificates of
                 Discover Card Master Trust I, Series 1997-3.